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                                                               EXHIBIT 10.7(iv)

                                AMENDMENT THREE
                                ---------------
                                      TO
                                      --
                             EMPLOYMENT AGREEMENT
                             --------------------

      This AMENDMENT THREE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana mutual insurance company (the "Company") and Marjorie W. Dorr (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 1st day of January, 1999, as follows:

1. Effective January 1, 2001, Section 2 is hereby amended by deleting the termination date and inserting in place thereof the 31st of December 2003.

2. Effective January 1, 2001, Section 4(a) is hereby amended by deleting two hundred twenty-five thousand dollars ($225,000) and inserting in place thereof four hundred thousand dollars ($400,000); Section 4(b) is hereby amended by deleting sixty percent (60%) and inserting in place thereof eighty percent (80%); and Section 4(c) is hereby amended by inserting effective January 1, 2000, seventy percent (70%) after fifty percent (50%).

3. Effective July 29, 2000, Section 10 is hereby amended by inserting after employment the following" "; provided, however, if the Executive terminates this Agreement because the Company has assigned her to a new position outside of the greater North Haven, Connecticut area, then the provisions of Section 11 shall govern instead of this Section unless the employment duties in the new position are comparable to or greater than those employment duties assigned to the Executive as of July 29, 2000.

4. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT THREE TO EMPLOYMENT AGREEMENT effective as of the days and years above written.

Marjorie W. Dorr                            Anthem Insurance Companies, Inc.

/s/ Marjorie W. Dorr
_______________________                     By:  /s/ Larry C. Glasscock
                                               -----------------------------
                                            Name: Larry C. Glasscock
                                            Title: President and CEO